UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2004


                                   QMED, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       0-11411                22-2468665
----------------------------           ------------       ----------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)       Identification Number)


                               25 Christopher Way
                           Eatontown, New Jersey 07724
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               (Address of Principal Executive Offices) (Zip Code)

                                 (732) 544-5544
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              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02. Results of Operations and Financial Condition

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

         On October 13, 2004, QMed, Inc. (the "Company") issued a press release announcing the Company's earnings for the third quarter ended August 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     QMed, Inc. Earnings Press Release dated October 13,
                           2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        QMED, INC.


                                        By: /s/ William T. Schmitt, Jr.
                                            ------------------------------------
                                            William T. Schmitt, Jr.
                                            Senior Vice President, Treasurer
                                            & Chief Financial Officer

Date: October 13, 2004

                                  EXHIBIT INDEX

          Exhibit
           Number                             Description
          --------                            -----------

            99.1           QMed, Inc. Earnings Press Release dated October 13,
                           2004.